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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2000


                               CADEMA CORPORATION

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                  0-9614               88-0160741

----------------------------  ------------        -------------------
(State or Other jurisdiction  (Commission           (IRS Employer
     of Incorporation           File No.)         Identification No.)


c/o Number one Corporation, 50 Washington St., Norwalk CT        06854
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(Address of principal executive offices)                       (Zip Code)


Registrants telephone Number (including area code)     (203) 854-6711

Former name or former address, if changed since last report:
          Not Applicable


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                                    FORM 8-K


Item 1. Changes in Control of Registrant
          Not Applicable

Item 2. Acquisition or Disposition of Assets
          Not Applicable

Item 3. Bankruptcy or Receivership
          Not Applicable

Item 4. Change in Registrant's Certifying Accountant.

1. On August 1, 2000, the Company was notified that Rudolph, Palitz LLC had merged with McGladrey & Pullen, LLP and that Rudolph, Palitz LLC would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

2. The auditor's reports from Rudolph, Palitz LLC for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

3. The decision to engage McGladrey & Pullen, LLP was not approved by the Board of Directors.

4. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Rudolph, Palitz LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

5. The Registrant has requested Rudolph, Palitz LLC to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8K.


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Item 6. Resignations of Registrant's Directors
          Not Applicable

Item 7. Financial Statements and Exhibits
          Not Applicable

Item 8. Change in Fiscal Year
          Not Applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                                  Cadema Corporation


                                                  /s/ Roger D. Bensen

                                                  ------------------------------
Date: August 4, 2000                              Roger D. Bensen
                                                  Chairman of the Board and
                                                  Chief Executive Officer


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Securities and Exchange Commission
Washington, D.C. 20549

Gentleman:

     We were previously the independent accountants for Cadema Corporation, and on February 8, 2000 we reported on the consolidated financial statements of Cadema Corporation and subsidiary as of and for the three years ended December 31, 1999. On August 1, 2000 we informed Cadema Corporation that we had merged with McGladrey & Pullen, LLP and we would no longer be the independent accountants of Cadema Corporation. We have read Cadema Corporation's statements included under Item 4 of its Form 8-K for August 4, 2000 and we agree with such statements.


                                                  Rudolph, Palitz LLC


Blue Bell, Pennsylvania
August 4, 2000